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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)          March 19, 2003
                                                  ------------------------------



                             VALUEVISION MEDIA, INC.
             (Exact name of registrant as specified in its charter)



          MINNESOTA                      0-20243                  41-1673770
(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)



            6740 SHADY OAK ROAD
          EDEN PRAIRIE, MINNESOTA                                 55344-3433
  (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code         (952) 943-6000
                                                     ---------------------------



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ITEM 5.  OTHER EVENTS

         The Company announced a $25 million share buyback program in July 2002, of which $2 million of the authorized amount is still available for repurchases. The Company announced an additional $25 million share buyback program in November 2002. No shares have been repurchased under the November 2002 buyback program since it was announced. The Company intends to commence repurchases under these previously authorized buyback programs on March 20, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VALUEVISION INTERNATIONAL, INC.



Date: March 19, 2003             By /s/ Nathan E. Fagre
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                                      Nathan E. Fagre
                                      Senior Vice President, General Counsel and
                                      Secretary